Exhibit 99.1

Best Bank In Town
Since 1872

BB&T

Investor Conference

February 11, 2009

BB&T is …

  A value-driven highly profitable growth organization. During the 90’s and the first part of this decade, our growth came largely from mergers as the economics of combinations were compelling. Recently, our focus has been more on organic growth.

  Our over-arching purpose is to achieve our vision and mission, consistent with our values with the ultimate goal of maximizing shareholder returns.

  Our fundamental strategy is to deliver the best value proposition in our markets. Recognizing value is function of quality to price, our focus is on creating high quality resulting in the perfect client experience.

BB&T Vision

To Create the Best Financial Institution Possible

“The Best of the Best”

BB&T Mission

TO MAKE THE WORLD A BETTER PLACE TO LIVE BY:

Helping our CLIENTS achieve economic success and financial security;

Creating a place where our EMPLOYEES can learn, grow and be fulfilled in their work;

Making the COMMUNITIES in which we work better places to be; and thereby:

Optimizing the long-term return to our SHAREHOLDERS , while providing a safe and sound investment.

Purpose

     Our ultimate purpose is to create superior, long-term economic rewards to our owners (shareholders) .

BB&T Values

  Values are practical habits that enable us as individuals to live, be successful and achieve happiness.

  For BB&T, our Values enable us to achieve our mission and corporate purpose.

  Values must be consistent (non-contradictory).

  Values are important!!

BB&T Values

Happiness
• Self-Esteem
• Pride
Success
• Productivity
• Teamwork/Mutual Supportiveness
• Justice
Judgment
• Reality
• Reason
• Independent Thinking
Character
• Honesty
• Integrity

BB&T Values

  Being honest is being consistent with reality

  Without honesty, there can be no trust

  Without trust, there can be no meaningful relationships

  Honesty is fundamental to organizational and societal advancement

  We must say what we mean and keep our agreements

  Integrity requires we act consistent with our values/principles

  We must avoid compromising our principles for short-term benefit

BB&T Values

  What is, is

  Clear thinking requires first understanding the facts

  Sound reasoning results in logical decisions based on the facts

  All employees are challenged to use their minds to their optimum and exercise good judgment

  Each of us is responsible for what we do and who we are, and what we think

  Creativity is also strongly encouraged and only possible with independent thought

  We are challenged to think individually but work as a team

BB&T Values

  We are committed to be producers of wealth and well-being by accomplishing our mission

  Tangible evidence of our productivity is superior performance (results)

  At the individual level, productivity is getting the job done

  While individual productivity is obviously important, we must accomplish the team’s objectives in a respectful and mutually supportive manner

  Individuals should be rewarded objectively based on their contributions to our mission and adhering to our values

BB&T Values

  Positive self-esteem is the motivating sense of self-worth which we get from doing a job well

  We want employees who have strong personal goals and who expect to accomplish their goals within the context of our mission

  We have a strong work ethic and we believe you receive from your work in proportion to how much you contribute. If you don’t want to work hard, work somewhere else

  Effective leadership creates an environment where employees get a substantial part of their motivational needs met by accomplishing our vision, mission, consistent with our values

  Pride is the psychological reward we earn by living our values

  We must perform our work such that we deserve to be proud of our accomplishments

BB&T LEADERSHIP MODEL

BELIEFS
COACHING
BEHAVIORS
RESULTS
R+
(Positive
Reinforcement)

MASLOW’S HIERARCHY OF NEEDS

ADAPTATION OF MASLOW

BB&T	MASLOW’S
LEADERSHIP	HIERARCHY OF NEEDS
MODEL

BB&T LEADERSHIP MODEL

BELIEFS (BB&T Values)	BEHAVIORS (In Business)	RESULTS
Character ▪ Honesty ▪ Integrity	Displays CHARACTER ° Always tells the truth ° Is trustworthy ° Says what is meant ° Always keeps agreements ° Acts consistent with values ° Never compromises principles for short-term benefit	
Judgment ▪ Reality ▪ Reason ▪ Independent Thinking	Exhibits Sound JUDGMENT ° Thinks actively ° Understands the facts ° Makes logical decisions based on the facts ° Accepts responsibility of one's own decisions ° Thinks independently ° Pursues creative solutions to life's challenges	
Success ▪ Productivity ▪ Teamwork ▪ Justice	Achieves SUCCESS ° Produces wealth and well-being ° Commits time, energy, resources to mission ° Gets the job done ° Supports team's objectives ° Treats others with mutual supportiveness and respect ° Embraces the justice of rewards based on performance	
Happiness ▪ Self-Esteem ▪ Pride	Earns HAPPINESS ° Motivated by a sense of self-worth from doing a job well ° Works hard to accomplish strong personal goals ° Increases self-esteem by contributing to the accomplishment of corporate vision and mission ° Believes in and feels in harmony with our values ° Lives our values resulting in a sense of pride in individual and corporate achievements	

RESULTS

Individuals: Achieve Goals & Objectives

Business Units: Achieve Corporate/Profit Plans

Corporation: Fulfills Mission, Purpose, Vision

BB&T's Clients Achieve Economic Success

BB&T's Employees Learn, Grow, and Are Fulfilled

BB&T's Communities are Better Places

BB&T's Shareholders Receive Superior Long-Term Economic Rewards

The World is a Better Place!

BB&T is the Best Financial Institution Possible!

17

At BB&T there are 3 Non-Negotiables

1	.	Vision

2	.	Mission	Everything else is strategic or tactical and will be adapted to accomplish our ultimate goal of
maximizing shareholder returns.
3	.	Values

The BB&T Positive Attitude

Given the facts of reality and our ability to reason, we are capable of achieving both success and happiness.

Enthusiastic Positive Attitude

Our Passions

TO CREATE THE BEST
 FINANCIAL
INSTITUTION POSSIBLE

Current Results

Primary Market Segments

50% Retail / 50% Commercial

■ Small Business	■ Wealth Mgt / Private Banking
■ Commercial Middle Market	■ Investment Services
■ Real Estate Lending	■ Asset Management
■ Retail	■ Capital Markets
■ Home Equity	■ Venture Capital
■ Sales Finance	■ Consumer Finance
■ Home Mortgage	■ Commercial Finance
■ Commercial Mortgage	■ Insurance Premium Finance
■ Leasing	■ International
■ Insurance	■ Bank Card
■ Payment Solutions	■ Merchant
■ Payroll Processing	■ Supply Chain Management
■ Institutional Trust Services

BB&T Market Coverage

January 1, 2009

BANKING OFFICES

State	Branches	Market Share[1]	% of BB&T's Deposits
Virginia[2]	392	2nd	25%
North Carolina[2]	360	2nd	26%
Georgia	162	5th	11%
Maryland	129	6th	8%
South Carolina	117	3rd	8%
Florida	107	11th	5%
Kentucky	91	4th	5%
West Virginia	78	1st	6%
Tennessee	58	6th	3%
DC	12	7th	1%
Alabama	3	*	
Indiana	2	*	
Total	1,511		

Assets Under Management $58 billion

[1] Incidental presence in Alabama and Indiana; December 31, 2008
[2] Excludes home office deposits

- Headquarters
- BB&T Community

Primary Non-Bank Businesses

- AFCO/CAFO/Prime Rate
- Capital Markets
- Commercial Finance
- CPS
- Equipment Finance
- Governmental Finance
- Insurance
- Grandbridge
- Lendmark
- Mid-America
- Payroll Services
- Regional Acceptance
- SBA
- Scott & Stringfellow
- Sheffield
- Sterling Capital

23

Significant Accomplishments

through 12/31/08

■	Superior Relative Performance
■	Fee Income 10.3%
■	Total Loans 8.2%
■	Total Deposits 6.4%
■	Effective Expense Control
■	Asset Quality Better Than Peers
■	Net New Transaction Accounts (94,000)

Significant Accomplishments

through 12/31/08

■	Reduced Employee Turnover from 19.2% to 15.0%
■	5+ Households 34.4%
■	Online Banking +21% (3,004,620 Clients)
■	On target to open 30 DeNovo locations
■	Successful advertising campaign (Best Bank In Town Since 1872)
■	Maintained superior service quality
■	Excellent Results in Bankcard and Merchant

Significant Accomplishments

Successful Acquisitions:

■ Ott & Company
■ Ramsey Title Group
■ Burkey Risk Services
■ Savannah Reinsurance Underwriting Management LLC
■ Premier Benefits Group
■ UnionBanc Insurance Services, Inc.
■ Puckett, Sheetz & Hogan
■ Southern Risk Holdings, Inc.
■ Commercial Title Group
■ J. Rolfe Davis Insurance Agency
■ TapCo Underwriters, Inc.
■ Haven Trust Bank
■ Live Oak Capital Ltd.

Challenges and Opportunities

■ Residential Real Estate Downturn:
Core Business for BB&T

■ Unprecedented Market Disruption

■ Return to Fundamental Banking

Financial Strength

($ in Billions Except for Per Share Information)

(Period-end Balances):	2004	2005	2006	2007	2008
Total Assets	$100.5	$109.2	$121.4	$132.6	$152.0
Total Shareholders’ Equity	$10.9	$11.1	$11.7	$12.6	$16.0
BV Per Common Share	$19.76	$20.49	$21.69	$23.14	$23.16
Tangible Common Equity/Assets	6.8%	6.6%	6.0%	5.7%	5.3%
Leverage Capital Ratio	7.1%	7.2%	7.2%	7.2%	9.7%
Tier 1 Capital	9.2%	9.3%	9.0%	9.1%	12.0%
Total Capital	14.5%	14.4%	14.3%	14.2%	17.1%
Equity / Assets	10.8%	10.2%	9.7%	9.5%	10.5%

Earnings Trends
($ in Millions Except Per Share Information) Year Ended December 31, 2008
								Seven-Year
								Compound
	2002	2003	2004	2005	2006	2007	2008	Growth Rate
Interest income	$4,434	$4,287	$4,547	$5,506	$6,893	$7,894	$7,274	6.0%
Interest expense	1,687	1,273	1,199	1,981	3,185	4,014	2,969	3.0
Net interest income	2,747	3,014	3,348	3,525	3,708	3,880	4,305	8.5
Provision for credit losses	263	248	249	217	240	448	1,445	33.8
Net interest income after
provision credit losses	2,484	2,766	3,099	3,308	3,468	3,432	2,860	3.5
Noninterest income	1,541	1,827	2,119	2,324	2,596	2,774	3,060	13.7
Noninterest expense	2,195	2,548	2,890	3,133	3,526	3,601	3,952	10.7
Income before income taxes	1,830	2,045	2,328	2,499	2,538	2,605	1,968	3.5
Provision for income taxes	512	621	766	825	831	856	571	3.4
Operating income	1,318	1,424	1,562	1,674	1,707	1,749	1,397	3.5
Dividends on preferred stock							21
Operating earnings available
to common shareholders	1,318	1,424	1,562	1,674	1,707	1,749	1,376	3.2
Merger-related & other items[1]	(15)	(359)	(4)	(20)	(179)	(15)	122
Net income available to
common shareholders	$1,303	$1,065	$1,558	$1,654	$1,528	$1,734	$1,498	6.3%
[1]Net of taxes			Pre-tax pre-provision earnings had a 7 year CAGR of 10.1%
								29

Generating Fee Income and

Operating Efficiency 1

For the Period Ended

						National[2]
	2004	2005	2006	2007	2008	Peers
Noninterest Income/
Net Revenue (T/E)	37.8%	39.1%	40.6%	41.3%	40.3%	37.9%

Cash Basis Efficiency Ratio	49.7%	50.4%	53.2%	51.6%	51.3%	62.3%

Operating Leverage	(1.36)%	(1.51)%	(4.79)%	3.03%	1.05%	(9.1)%

1Operating

2 National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Credit Quality

						National*
	2004	2005	2006	2007	2008	Peers
Net Charge-offs/
Average Loans	.36%	.30%	.27%	.38%	.89%	1.57%

Net Charge-offs without
Specialized Lending	.24%	.19%	.14%	.21%	.69%	n/a

Nonperforming Assets/
Total Assets	.36%	.27%	.29%	.52%	1.34%	1.88%

* National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Total Assets

15 year growth trend

As originally reported 15-year compound annual growth rate 20.6%

Operating Earnings

As Originally Reported

15 year growth trend

As originally reported 15-year compound annual growth rate 19.2%

Pre-Tax Pre-Provision Operating Earnings

“Earnings Power”

15 year growth trend

As originally reported 15-year compound annual growth rate 22.4%

Relative Financial Performance

		National
	BB&T	Peers*
Earnings Per Share Growth	(13.7)%	(203.2)%

CB ROA	1.11%	0.0%

CB ROE	19.30%	0.72%

Non Performing Assets / Total Assets	1.34%	1.88%

* National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Recognitions

■	SBA: 2007 Export Lender of the Year

■	J.D. Powers Survey: Second Best Small Business Bank

■	J.D. Powers Survey: #1 Overall in Mortgage Servicing

■	J.D. Powers Survey: #1 Bank Prime Indirect Lender in Auto Dealer Satisfaction

■	Greenwich Excellence Award for Distinguished Service and Overall Satisfaction in Middle Market Banking

■	Ranked by CRO as one of America’s “100 Best Corporate Citizens”

Recognitions

■ BB&T Insurance Services Rated 1st in Overall Productivity
■ BB&T Capital Markets: Best on Street Analysts
■ 2007 and 2008 Import Factor of the Year: By Factors Chain
International
- Largest U.S. Import Factor in the World
■ ASTD BEST: #2 of Top 40 Learning Organizations
■ Ranked by Training Magazine #18 of Training Top 125 Awards

Recognitions

■ Ranked by Luxury Brand Index #1 Regional Bank for Wealth
Management
■ Ranked by 401kExchange #1 in Client Service ($1-$10 million)
■ Mergent Dividend Achiever (Only 2% Qualify)
■ S&P: High Yield Dividend Aristocrat
■ John Allison – Top 4 Finalist Morningstar 2008 CEO of the year
■ John Allison – Won Best CEO from Motley Fool for 2008

Total Compound Annual Return to Shareholders

December 31, 2008

	BB&T	S&P 500	National Peers*
1 Year	-4.6%	-36.8%	-40.7%
3 Year	-8.7%	-8.3%	-24.5%
5 Year	-2.4%	-2.2%	-14.1%
10 Year	-0.2%	-1.4%	-5.4%
15 Year	10.7%	6.4%	5.5%
20 Year	11.2%	8.4%	8.7%

* National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Shareholder Return

Depicts $100 invested at 12/31/95 and held through 12/31/08 with dividends reinvested in the security or index.

BB&T Dividend Performance

As of / year ended 12/31/08

		BB&T	S&P 500
■	Ten Year Compound Annual Growth Rate	10.9%	5.8%

■	Dividend Yield	6.8%	3.2%

  Paid a cash dividend every year since 1903

  37th Consecutive year of dividend increases

  Annual dividend increase in 2008 5.7%

  Mergent Dividend Achiever (Only 2% Qualify)

  S&P: High Yield Dividend Aristocrat

Global Economic Context

  Improving Global Productivity: More Global Economic Freedom

  Global Integration Accelerating

  Brutally Competitive

  Imbedded Cost of Excessive Regulation in U.S.

  Increased Geopolitical Risk / Cost of Risk Control

  Volatile / Uncertain

  Merciless / Tough

  Survival of Most Competent / Committed

  Global economic “slowdown” will impact these factors

Economy 2009*

  Very slow growth: Real GDP -0.6%

  Low Inflation CPI 0.6%

  Total growth 0%

  Unemployment (at 2009 peak) 8.4%

  At 12/31/09: Fed Funds 0.3%; Prime 3.3%; 10 year treasury 2.8%

Will FOMC vote to raise its target
Federal Funds rate prior to the end of 2009?
30% Say Yes

*Blue Chip Forecast: as of February 1, 2009

US Economic Framework*

5 Year Forecast
(2010 – 2014)

  Solid real growth: Real GDP to average 2.8%

  Moderate Inflation: CPI to average 2.5%

  Total annual growth will average 5.3%

  Prime rate will range from 5.0% to 7.25% and average 6.5%

  At 12/31/14; Fed Funds 4.25%; Prime rate 7.25%; 10 year Treasury 5.2%

*Blue Chip Forecast

Financial Services Industry

Primary forces impacting the industry:

(1)	Credit, Market, and Operational Risk
(2)	Intense Competition / Excess Capacity
(3)	Consolidate / Diversify / Restructure
(4)	Innovation / Productivity Improvement
(5)	Regulation / Corporate Governance

     FINANCIAL SERVICES IS A WORLD -WIDE,
 GROWTH INDUSTRY, WHERE THE ENGLISH
SPEAKING WORLD CURRENTLY HAS A
 COMPETITIVE ADVANTAGE

Outcome of Financial Industry Trends

  In 10 years there will be 10 to 15 or so Financial Services firms which will dominate the industry. There will be some mid- sized and a number of small institutions who will face a difficult competitive environment.

  The winners will be those companies with rational strategies, superior processes and exceptional executional abilities. Due to these attributes, these winners will have superior revenue and earnings per share (EPS) growth and outstanding return on equity (ROE).

BB&T Will Be A Winner

Our Goal

■ Create a high-performance financial
services organization that can survive and
prosper in a rapidly changing, highly
competitive, globally integrated
environment

■ CREATE THE BEST FINANCIAL
INSTITUTION POSSIBLE

Achieving Our Goal

The key to maximizing our probability of being both independent and prosperous over the long term is to create a superior Earnings Per Share Growth Rate without sacrificing the fundamental quality and long-term competitiveness of our business, nor taking unreasonable risk. Our ultimate goal is to maximize shareholder returns.

BB&T Long-Term Strategy

Superior -Balanced Performance

(1)	Client-driven - Have a passion for consistently providing the client with better value through rational innovation and productivity improvement
(2)	Rational risk taking and exceptional risk management
(3)	Superior earnings growth
(4)	Targeted and consistent investments for the future

BB&T Long-Term Strategy

(1)	Client-driven
Relationship based
“Profound” knowledge of the client
Reliable, empathetic, responsive, competent
Right products to meet needs
Correct distribution channels
Consistently meet or exceed the client’s reasonable expectations
Community bank model

TREAT THE CLIENT AS AN INDIVIDUAL!

BB&T Long-Term Strategy

(2)	Rational risk taking and exceptional risk management
Sound risk taking philosophy; sophisticated risk management systems
Diversification of risk; objectivity in risk assessment
Maintain excellent standards of corporate governance

BB&T Long-Term Strategy

Results of Risk Management Strategy

Better than peer risk adjusted returns from lending
Maintain low risk bond portfolio
Solid core funding; excellent liquidity
Optimal interest rate risk position
Controlled operating risk
Strong capital position
Tangible Common Equity 5.5% or better
Leverage Capital ratio 7.0% or better
Tier 1 Capital 8.5% or better
Total Capital 12.0% or better

BB&T Long-Term Strategy

(3)	Superior earnings growth
■	V=Q / P
■	Integrated Relationship Management
■	Execute excellent pricing discipline/maintain superior margins
■	– Loans and Deposits
■	Create outstanding efficiency
■	Aggressive expense management
■	Grow organically and through acquisitions

BB&T Long-Term Strategy

(4)	Targeted and consistent investments for the future
Invest in employee education to create a “knowledge- based learning organization”
Have a fundamental commitment to innovation
Develop new products/product lines and distribution channels
Optimize distribution systems
Manage information systems for optimum efficiency

BB&T Long-Term Strategy

Make acquisitions to achieve business purposes
Our focus will be on Bank and Thrift acquisitions to enhance our market share in our existing footprint
Continue to explore opportunities for a merger of equals with another financial institution where BB&T’s culture survives

BB&T Long-Term Strategy

Pursue non-bank acquisitions to grow existing product lines and expand into related financial businesses:

  Insurance

  Mortgage

  Consumer Finance

  Commercial Finance

BB&T Long-Term Strategy

Drivers of 2009 Results

  Loan Growth 5% - 7%

  Deposit Growth 4% - 6%

  Noninterest Income Growth 5% - 7%

  Noninterest Expense Growth 2% - 4%

  Margin 3.60% area

  Net Charge-offs 1.40% to 1.50% for the full year – higher in the first half of the year, improving in the second half

2009 Key Strategic Objectives

(1)	Effectively Manage Through The Credit Cycle
(2)	Achieve Superior Revenue Growth
(3)	Create The Perfect Client Experience
(4)	Control Cost: Maximize Economic Profit

Key Strategic Objectives

(1)	Effectively Manage Through The Credit Cycle
Minimize Loan Losses
Work With Clients
Deposits / Liquidity / Capital
Avoid Adverse Selection
Diversify (C&I, Small Business)

Key Strategic Objectives

(2)	Achieve Superior Revenue Growth
■	Better pricing on existing products
Restore Pricing Discipline
■	Sell more products to existing clients
IRM
■	Attract more clients
Best market opportunity in decades

Key Strategic Objectives

(3)	Create The Perfect Client Experience
V = Q / P
Execute Reliable, Empathetic, Responsive, Competent Service
Community Bank Model

Key Strategic Objectives

(4)	Control Cost: Maximize Economic Profit
Simplify
Eliminate Non-Essential Activities
Some FTE Reductions

  Superior sales / service system

  Different and better model for community banking

  Long term commitment to developing people to create “winners”

  Great markets / Great franchise

  Philosophy: Rational / Objective

Challenges

In the System

  Disruption in financial markets: significantly increased risk

  Residential real estate risk

  Intense competition

  Continuous margin pressure

  Ongoing burden of regulatory cost

  Consolidation in financial services

  Economic globalization and rapid change / volatility

Challenges
Ours

  Managing concentration risk in single family residential lending

  Maintaining relative out performance versus peers

  Having a passion for consistently providing the client with better value through rational innovation and productivity improvement

  Accelerate revenue momentum

  Improving efficiency

  Making objective decisions in a highly “charged” environment

  Maintaining enthusiastic positive attitude

Opportunity

To create a high-performance organization that can survive and prosper
The Best Financial Institution Possible
Why we can do it:
Great people!
Strong client relations
Excellent markets
Sound financial position
Rational strategy
Great board

Traits of Outstanding Achievers

1)	Believe absolutely and completely in mission
2)	Commit the time, energy and resources to make it happen
3)	Train so that you indeed have the best skills in your field
4)	Enjoy the journey
5)	Maintain an enthusiastic positive attitude

Happiness
• Self-Esteem
• Pride
Success
• Productivity
• Teamwork/Mutual Supportiveness
• Justice
Judgment
• Reality
• Reason
• Independent Thinking
Character
• Honesty
• Integrity

Best Bank In Town